John Hancock Variable Insurance Trust

Supplement dated January 20, 2017

to the Prospectus dated May 1, 2016

Real Estate Securities Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

John W. Vojticek Managing Director; Portfolio Manager Managed fund since 2004	David W. Zonavetch, CPA Director; Portfolio Manager Managed fund since 2013	Robert Thomas Managing Director; Portfolio Manager Managed fund since 2017

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading Deutsche Investment Management Americas Inc. (“DIMA”) and RREEF America L.L.C. (“RREEF”) is amended to include Robert Thomas as one of the Portfolio Managers of Real Estate Securities Trust.

Fund	Portfolio Managers
Real Estate Securities Trust	John W. Vojticek David W. Zonavetch, CPA Robert Thomas

▪	John W. Vojticek. Managing Director and Portfolio Manager. Joined RREEF in 1996.

▪	David W. Zonavetch, CPA. Director and Portfolio Manager. Joined the company in 1998.

▪	Robert Thomas. Managing Director and Portfolio Manager. Joined the company in 2017.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.